UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

GLOBAL WHOLEHEALTH PARTNERS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-56035	46-2316220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1402 El Camino Real San Clemente, CA	92672
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (714) 392-9752

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 8 - Other Events

Item 8.01 Other Events.

On February 12, 2021, the Company received its new SARS-CoV-2 (COVID-19) antigen rapid test validation from the Laboratory of Florida LLC. The Company’s SARS-CoV-2 (COVID-19) antigen rapid test’s laboratory validation study of performance levels have resulted in an accuracy of 95.19%. The Company cautions that its SARS-CoV-2 (COVID-19) antigen rapid test is not yet approved by the FDA or other regulatory bodies.

A copy of the validation study of performance is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statement and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document	Location
99.1	SARS-CoV-2 (COVID-19) antigen rapid test validation study of performance dated February 12, 2021	Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WHOLEHEALTH PARTNERS CORPORATION (Registrant)
Date: March 1, 2021	By: /s/ Charles Strongo Charles Strongo Chief Executive Officer

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